Exhibit 10.15

Lock-Up Agreement

[●], 2026

ThinkEquity LLC

17 State Street, 41st Floor

New York, NY 10004

As Representative of the several Underwriters named on Schedule 1 to the Underwriting Agreement referenced below

Ladies and Gentlemen:

The undersigned understands that ThinkEquity LLC (the “Representative”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with NuvOx Therapeutics, Inc., a Delaware corporation (the “Company”), providing for the initial public offering (the “Public Offering”) of shares of common stock, par value $0.001 per share, of the Company (the “Common Shares”).

To induce the Representative to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, subject to the exceptions set forth in this lock-up agreement, without the prior written consent of the Representative, the undersigned will not, during the period commencing on the date hereof and ending (i) six (6) months, in the case of any holder of Common Shares or any securities or instruments convertible into, exercisable for or exchangeable for Common Shares, including preferred stock, convertible notes, options and warrants, and (ii) twelve (12) months, in the case of the Company’s directors and officers, after the date of the Underwriting Agreement relating to the Public Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representative in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Public Offering; provided that no filing under Section 13 or Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of the undersigned or a family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) if the undersigned is not an officer or director of the Company, transfers of Lock-Up Securities (i) as a bona fide charitable contribution to a charity or educational institution or (ii) for bona fide estate-planning purposes to (A) a revocable or irrevocable trust established solely for the benefit of the undersigned or one or more family members or (B) a family limited partnership or limited liability company that is, directly or indirectly, wholly owned and controlled by the undersigned and remains so owned and controlled throughout the remainder of the Lock-Up Period; (d) if the undersigned is a corporation, partnership, limited liability company or other business entity, (i) any transfer of Lock-Up Securities to another corporation, partnership, limited liability company or other business entity that is, directly or indirectly, wholly owned and controlled by the undersigned, provided that the undersigned shall retain such ownership and control throughout the remainder of the Lock-Up Period, or (ii) distributions of Lock-Up Securities to members, partners, stockholders, subsidiaries or affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned; (e) if the undersigned is a trust, to a trustee or beneficiary of the trust; provided that, in the case of any transfer pursuant to the foregoing clauses (b), (c), (d) or (e), (i) any such transfer shall not involve a disposition for value, (ii) prior to such transfer, each transferee shall execute and deliver to the Representative a lock-up agreement in the same form as this lock-up agreement, without modification, pursuant to which the transferee agrees to be bound by all restrictions applicable to the transferred Lock-Up Securities for the remainder of the Lock-Up Period, and (iii) no filing under Section 13 or Section 16(a) of the Exchange Act or other public announcement shall be required or shall be voluntarily made; provided, further, that neither an officer or director of the Company nor any entity directly or indirectly owned or controlled by an officer or director of the Company may rely on clause (d)(i) to transfer any Lock-Up Securities to an entity owned or controlled, directly or indirectly, in whole or in part, by a family member of such officer or director; (f) the receipt by the undersigned from the Company of Common Shares upon the vesting of restricted stock awards or stock units or upon the exercise of options to purchase the Company’s Common Shares issued under an equity incentive plan of the Company or an employment arrangement described in the Pricing Prospectus (as defined in the Underwriting Agreement) (the “Plan Shares”) or the transfer of Common Shares or any securities convertible into Common Shares to the Company upon a vesting event of the Company’s securities or upon the exercise of options to purchase the Company’s securities, in each case on a “cashless” or “net exercise” basis or to cover tax obligations of the undersigned in connection with such vesting or exercise, but only to the extent such right expires during the Lock-Up Period, provided that no filing under Section 13 or Section 16(a) of the Exchange Act or other public announcement shall be required or shall be voluntarily made within 90 days after the date of the Underwriting Agreement, and after such 90 days, if the undersigned is required to file a report under Section 13 or Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Common Shares during the Lock-Up Period, the undersigned shall include a statement in such schedule or report to the effect that the purpose of such transfer was to cover tax withholding obligations of the undersigned in connection with such vesting or exercise; and, provided further, that the Plan Shares shall be subject to the terms of this lock-up agreement; (g) the transfer of Lock-Up Securities pursuant to agreements described in the Pricing Prospectus under which the Company has the option to repurchase such securities or a right of first refusal with respect to the transfer of such securities, provided that if the undersigned is required to file a report under Section 13 or Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Common Shares during the Lock-Up Period, the undersigned shall include a statement in such schedule or report describing the purpose of the transaction; (h) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Lock-Up Securities, provided that (i) such plan does not provide for the transfer of Lock-Up Securities during the Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such public announcement or filing shall include a statement to the effect that no transfer of Lock-Up Securities may be made under such plan during the Lock-Up Period; (i) the conversion into Common Shares of any outstanding shares of preferred stock, convertible notes or other instruments convertible into Common Shares, or the exercise for Common Shares of any outstanding warrants, in each case outstanding on the date hereof and described in the Pricing Prospectus, provided that all Common Shares issued upon any such conversion or exercise shall remain subject to all of the restrictions set forth in this lock-up agreement for the remainder of the Lock-Up Period; (j) the transfer of Lock-Up Securities that occurs by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, provided that the transferee agrees to sign and deliver a lock-up agreement substantially in the form of this lock-up agreement for the balance of the Lock-Up Period, and provided further, that any filing under Section 13 or Section 16(a) of the Exchange Act that is required to be made during the Lock-Up Period as a result of such transfer shall include a statement that such transfer has occurred by operation of law; and (k) the transfer of Lock-Up Securities pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Shares involving a change of control (as defined below) of the Company after the closing of the Public Offering and approved by the Company’s board of directors; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities owned by the undersigned shall remain subject to the restrictions contained in this lock-up agreement. For purposes of clause (k) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date hereof to and including the 34th day following the expiration of the Lock-Up Period, the undersigned will give notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period has expired.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” Securities that the undersigned may purchase in the Public Offering; (ii) the Representative agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representative will notify the Company of the impending release or waiver; and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

The undersigned understands that the Company and the Representative are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

For purposes of this lock-up agreement, the “Outside Date” shall initially be February 20, 2027. If, at any time prior to the execution of the Underwriting Agreement, whether before or after the then-current Outside Date, the Company and the Representative enter into any written amendment, extension, renewal or reinstatement of the Engagement Period under that certain engagement letter, dated February 20, 2026, between the Company and the Representative, as amended, extended, renewed or reinstated in writing from time to time (the “Engagement Letter”), the Outside Date shall automatically, without further action or consent by the undersigned, be extended to the expiration date of the Engagement Period as so amended, extended, renewed or reinstated. If this lock-up agreement previously terminated solely because the then-current Outside Date had occurred or the Engagement Period had expired, this lock-up agreement shall automatically be reinstated in full force and effect as of the effective date of such amendment, extension, renewal or reinstatement. The undersigned’s agreement to the automatic extension and reinstatement provided for in this paragraph shall survive any such prior termination. The undersigned understands that, if the Underwriting Agreement is not executed by the Outside Date, as extended or reinstated pursuant to the preceding paragraph, or if the Underwriting Agreement, other than the provisions thereof which survive termination, shall terminate or be terminated prior to payment for and delivery of the Common Shares to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect. Prior to the execution of the Underwriting Agreement, this lock-up agreement shall automatically terminate and be void and of no further force or effect upon the earliest to occur of: (i) the date on which the Company and the Representative mutually agree in writing that the Public Offering has been abandoned and will not be pursued under the Registration Statement or any successor or replacement registration statement relating to the Public Offering; provided, however, that the withdrawal of the Registration Statement in connection with a procedural amendment, refiling or replacement registration statement shall not, by itself, constitute an abandonment of the Public Offering or result in the termination of this lock-up agreement; (ii) the date on which the Engagement Letter terminates or expires in accordance with its terms; provided, however, that if the Engagement Period is thereafter amended, extended, renewed or reinstated at any time prior to the execution of the Underwriting Agreement, this lock-up agreement shall automatically be reinstated in accordance with the Outside Date provisions set forth above; or (iii) the date on which the Representative notifies the Company in writing that it does not intend to proceed with the Public Offering.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representative.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

This lock-up agreement may be executed in counterparts. Delivery of a signed copy of this lock-up agreement by facsimile or electronic transmission, including email in portable document format shall be effective as delivery of the original hereof, and any counterpart so delivered shall be deemed to have been duly and validly delivered and valid and effective for all purposes.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

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